UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.        )

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Aberdeen Asia-Pacific Income Fund, Inc.

Aberdeen Global Income Fund, Inc.

Aberdeen Australia Equity Fund, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ABERDEEN ASIA-PACIFIC INCOME FUND, INC.

ABERDEEN GLOBAL INCOME FUND, INC.

ABERDEEN AUSTRALIA EQUITY FUND, INC.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held on March 26, 2015

TO THE SHAREHOLDERS:

NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of each of Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc. and Aberdeen Australia Equity Fund, Inc. (each, a “Fund,” and collectively, the “Funds”) (each meeting, an “Annual Meeting,” and collectively, the “Annual Meetings”) will be held at the offices of Aberdeen Asset Management Inc. located at 712 Fifth Avenue, 49th Floor, New York, NY 10019, on the following dates and at the following times:

Aberdeen Asia-Pacific Income Fund, Inc. (NYSE MKT: “FAX”)	March 26, 2015	10:00 a.m. eastern time
Aberdeen Australia Equity Fund, Inc. (NYSE MKT: “IAF”)	March 26, 2015	10:30 a.m. eastern time
Aberdeen Global Income Fund, Inc. (NYSE MKT: “FCO”)	March 26, 2015	11:00 a.m. eastern time

The purpose of the Annual Meetings is to consider and act upon the following proposals (each a “Proposal”) for each Fund, as applicable, and to consider and act upon such other matters as may properly come before the Annual Meetings or any adjournments or postponements thereof:

Proposal 1: Election of Common Share Directors

FAX — To elect one Class III Director to serve for a three-year term.

FCO — To elect two Class II Directors, each to serve for a three-year term.

IAF — To elect two Class III Directors, each to serve for a three-year term.

Proposal 2: Election of Preferred Share Director

FAX — To elect one Preferred Share Director for a three-year term.

Each Proposal is discussed in greater detail in the enclosed Joint Proxy Statement. You are entitled to notice of, and to vote at, the Annual Meeting of a Fund if you owned shares of such Fund at the close of business on February 6, 2015 (the “Record Date”). If you attend the Annual Meetings, you may vote your shares in person. Even if you expect to attend the Annual Meetings, please complete, date, sign and return the enclosed proxy card(s) in the enclosed postage-paid envelope or authorize your proxy by telephone or through the Internet.

We will admit to an Annual Meeting (1) all shareholders of record on the Record Date, (2) persons holding proof of beneficial ownership at the Record Date, such as a letter or account statement from the person’s broker, (3) persons who have been granted proxies, and (4) such other persons that we, in our sole discretion, may elect to admit. All persons wishing to be admitted to an Annual Meeting must present photo identification. If you plan to attend an Annual Meeting, we ask that you call us in advance at 1-800-522-5465 (FAX); 1-866-839-5233 (FCO); 1-866-839-5205 (IAF).

This notice and related proxy materials are first being mailed to shareholders on or about February 13, 2015.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meetings of Shareholders to Be Held on March 26, 2015: This Notice, the Joint Proxy Statement and the form of proxy cards are available on the Internet at http://www.aberdeen-asset.us/cef. On this website, you will be able to access the Notice, the Joint Proxy Statement, the form of proxy card(s) and any amendments or supplements to the foregoing material that are required to be furnished to shareholders.

By order of the Boards of Directors,

Megan Kennedy, Vice President and Secretary

Aberdeen Asia-Pacific Income Fund, Inc.

Aberdeen Global Income Fund, Inc.

Aberdeen Australia Equity Fund, Inc.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETINGS IN PERSON, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE ANNUAL MEETINGS. ACCORDINGLY, YOU ARE REQUESTED TO PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) FOR THE ANNUAL MEETINGS PROMPTLY, OR TO AUTHORIZE THE PROXY VOTE BY TELEPHONE OR THROUGH THE INTERNET PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD(S) BE RETURNED PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

February 6, 2015

Philadelphia, Pennsylvania

ABERDEEN ASIA-PACIFIC INCOME FUND, INC. (“FAX”)

ABERDEEN GLOBAL INCOME FUND, INC. (“FCO”)

ABERDEEN AUSTRALIA EQUITY FUND, INC. (“IAF”)

(each, a “Fund” and collectively, the “Funds”)

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

JOINT PROXY STATEMENT

For the Annual Meetings of Shareholders

each to be held on March 26, 2015

This Joint Proxy Statement is furnished in connection with the solicitation of proxies by each Fund’s Board of Directors (each, a “Board,” and collectively, the “Boards,” with members of each Board being referred to as “Directors”) to be voted at the Annual Meeting of Shareholders of each Fund (each, a “Meeting,” and collectively, the “Meetings”) to be held at the offices of Aberdeen Asset Management Inc. located at 712 Fifth Avenue, 49th Floor, New York, NY 10019, on Thursday, March 26, 2015 and at any adjournments or postponements thereof. A Notice of Annual Meeting of Shareholders and a proxy card (the “Proxy”) accompany this Joint Proxy Statement. This Joint Proxy Statement is first being mailed to shareholders on or about February 13, 2015.

All properly executed proxies received prior to a Meeting will be voted at the Meeting, or at any adjournments thereof, in accordance with the instructions marked on the Proxy. Unless instructions to the contrary are marked on the Proxy, Proxies received will be voted “FOR” each Proposal (as defined below). The persons named as proxy holders on the Proxy will vote in their discretion on any other matters that may properly come before each Meeting or any adjournments or postponements thereof. Any Proxy may be revoked at any time prior to its exercise by submitting a properly executed, subsequently dated Proxy, giving written notice to Megan Kennedy, Secretary of the Fund(s), 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, or by attending the Meeting and voting in person. Shareholders may authorize proxy voting by using the enclosed Proxy along with the enclosed envelope with pre-paid postage. Shareholders may also authorize proxy voting by telephone or through the internet by following the instructions contained on their Proxy. Shareholders do not have dissenter’s rights of appraisal in connection with any of the matters to be voted on by the shareholders at each Meeting.

The presence at each Meeting, in person or by proxy, of the shareholders entitled to cast a majority of all the votes entitled to be cast at the Meeting on any matter shall be necessary and sufficient to constitute a quorum for the transaction of business. For purposes of determining the presence of a quorum at a Meeting, withheld votes and broker ‘non-votes’ (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular Proposal with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the Meeting.

With regard to approval of Proposal 1 for FAX and FCO, the affirmative vote of a majority of the shares of common stock outstanding and entitled to vote thereon at a meeting at which a quorum is present is necessary for the election of a common share Director. With regard to approval of Proposal 1 for IAF, the vote of a plurality of all of the votes cast at a meeting at which a quorum is present is necessary for the election of a common share Director. Approval of Proposal 2 for

FAX will require the affirmative vote of a majority of the shares of preferred stock outstanding entitled to vote thereon. For purposes of the election of Directors for all Funds, withheld votes will not be counted as votes cast and will have no effect on the result of the vote. Broker ‘non-votes’ will be voted “FOR” the Proposal.

If a quorum is not present in person or by proxy at the time a Meeting is called to order, the chairman of the Meeting may adjourn the Meeting. If a quorum is present but there are not sufficient votes to approve a Proposal, the chairman of the Meeting may adjourn the Meeting, or may permit the persons named as proxy holders to propose one or more adjournments of the Meeting, to permit further solicitation of proxies on that Proposal. If the persons named as proxy holders propose to adjourn the Meeting, the vote required for shareholders to adjourn the Meeting is the affirmative vote of a majority of all the votes cast on the matter. In such a case, the persons named as proxy holders will vote those proxies which they are entitled to vote in favor of the Proposal “FOR” the adjournment as to that Proposal, and will vote those proxies required to be voted against the Proposal “AGAINST” the adjournment as to that Proposal. For purposes of votes with respect to adjournment, broker non-votes will not be counted as votes cast and will have no effect on the result of the vote. If the motion for adjournment is not approved, the voting on that Proposal will be completed at the Meeting.

Only shareholders or their duly appointed proxy holders can attend a Meeting and any adjournment or postponement thereof. To gain admittance, if you are a shareholder of record or a proxy holder of a shareholder of record, you must bring a form of personal identification to the Meeting, where your name will be verified against our shareholder list. If a broker or other nominee holds your shares and you plan to attend the Meeting, you should bring a recent brokerage statement showing your ownership of the shares, as well as a form of personal identification. If you are a beneficial owner and plan to vote at the Meeting, you should also bring a proxy card from your broker.

Each Board has fixed the close of business on February 6, 2015 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, each Meeting and at any adjournment or postponement thereof. Shareholders on the Record Date for each Fund will be entitled to one vote for each share held for their respective Meeting. As of the Record Date, the following number of shares of each Fund were issued and outstanding:

FAX had outstanding 259,530,459 shares of common stock, par value $0.01 per share and 2,000,000 shares of preferred stock, par value $25.00 per share.

FCO had outstanding 9,091,660 shares of common stock, par value $0.001 per share.

IAF had outstanding 22,938,517 shares of common stock, par value $0.01 per share.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meetings to Be Held on Thursday, March 26, 2015 at 712 Fifth Avenue, 49th Floor, New York, NY 10019. The Proxy Materials and each Fund’s most recent annual report are available on the Internet at http://www.aberdeen-asset.us/cef. Each Fund will furnish, without charge, a copy of its annual report for the fiscal year ended October 31, 2014, and any more recent reports, to any Fund shareholder upon request. To request a copy, please write to the Funds c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, PA 19103, or call 1-800-522-5465 (FAX); 1-866-839-5233 (FCO); 1-866-839-5205 (IAF). You may also call for information on how to obtain directions to be able to attend a Meeting and vote in person.

Proposal 1: Election of Common Share Directors

Each Fund’s bylaws provide that the Fund’s Board be elected by holders of the Fund’s common stock divided into three classes, as nearly equal in number as possible, each of which will serve for three years, with one class being elected each year. Each year the term of office of one class expires. Directors who are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)), of each Fund, the Funds’ investment manager, Aberdeen Asset Management Asia Limited (the “Investment Manager” or “AAMAL”), the Funds’ investment adviser, Aberdeen Asset Management Limited (the “Investment Adviser” or “AAM Aus”) or, in the case of FAX and FCO, the investment sub-adviser, Aberdeen Asset Managers Limited (the “Sub-Adviser” or “AAML”), are referred to in this Joint Proxy Statement as “Interested Directors.” Directors who are not interested persons, as described above, are referred to in this Joint Proxy Statement as “Independent Directors.”

Each Board, including the Independent Directors, upon the recommendation of each Board’s Nominating and Corporate Governance Committee, which is composed entirely of Independent Directors, has nominated the following individuals for election as common share directors to its Board as follows:

Aberdeen Asia-Pacific Income Fund, Inc.	Martin J. Gilbert (Class III Director, 3-year term ending 2018)

Aberdeen Global Income Fund, Inc.	William J. Potter (Class II Director, 3-year term ending 2018)

Peter D. Sacks (Class II Director, 3-year term ending 2018)

Aberdeen Australia Equity Fund, Inc.	William J. Potter (Class III Director, 3-year term ending 2018)

John T. Sheehy (Class III Director, 3-year term ending 2018)

Each of the nominees has indicated an intention to serve if elected and has consented to be named in this Joint Proxy Statement.

It is the intention of the persons named on the enclosed proxy card(s) to vote “FOR” the election of the persons indicated above to serve as common share Directors. The Boards know of no reason why any of these nominees will be unable to serve, but in the event of any such inability, the proxies received will be voted for such substituted nominees as the affected Fund’s Board may recommend.

Proposal 2: Election of FAX Preferred Share Director

FAX’s articles supplementary provide that the Fund’s preferred share Directors be elected by holders of the Fund’s preferred stock.

The FAX Board, including the Independent Directors, upon the recommendation of the FAX Board’s Nominating and Corporate Governance Committee, which is composed entirely of Independent Directors, has nominated the following individual for election as preferred share Director to its Board:

Aberdeen Asia-Pacific Income Fund, Inc.	William J. Potter (Preferred Share Director, term ending 2018)

The following tables set forth certain information regarding the nominees for election to the Boards of the Funds, Directors whose terms of office continue beyond the Meetings, and the principal officers of the Funds.

Name, Address and Age	Position(s) Held with Fund(s)	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Director	Other Directorships Held by Director During the Past Five Years

Independent Nominees for Director:

William J. Potter** c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1948	FAX Preferred Share Director; IAF Class III Director; FCO Class II Director	FAX Preferred Share Term expires 2015; IAF, FCO Terms expire 2015. IAF Director since 1985; FAX Director since 1986; FCO Director since 1992.	Mr. Potter has been Chairman of Meredith Financial Group (investment management) since 2004, a Director of Alexandria Bancorp (international banking and trustee services) since 1989, and a Director of National Foreign Trade Council (international trade) since 1983. He also serves on the boards or advisory boards of a number of private companies.	3	None

Peter D. Sacks† c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1945	FAX Preferred Share Director; IAF, FCO Class II Director	FCO Term expires 2015; FAX Preferred Share Term expires 2017; IAF Term expires 2017. FCO Director since 1992; FAX Director since 1993; IAF Director since 1999.	Mr. Sacks has been a Founding Partner of Toron AMI International Asset Management (investment management) since 1988. He is also a Director and Investment Advisory Committee member of several private and public sector funds in Canada.	27	None

John T. Sheehy† B.V. Murray and Company 666 Goodwin Avenue Suite 300 Midland Park, NJ 07432 Year of Birth: 1942	FAX, FCO Class I Director; IAF Class III Director	IAF Term expires 2015; FAX Term expires 2016; FCO Term expires 2017. IAF Director since 1985; FAX Director since 1986; FCO Director since 1992.	Mr. Sheehy has been a Senior Managing Director of B.V. Murray and Company (investment banking) since 2001 and Director of Macquarie AIR-serv Holding, Inc. (automotive services) from 2006 to 2013. He was a Managing member of Pristina Capital Partners, LLC (water purification technology development) from 2007 to 2011, a Director of Smarte Carte, Inc. (airport services) from 2007 to 2010, and Managing Member of The Value Group LLC (venture capital) from 1997 to 2009.	27	None

Name, Address and Age	Position(s) Held with Fund(s)	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Director	Other Directorships Held by Director During the Past Five Years

Interested Nominee for Director:

Martin J. Gilbert†† Aberdeen Asset Management PLC 10 Queen’s Terrace Aberdeen, Scotland AB10 1YG Year of Birth: 1955	FAX, FCO Class III Director; FAX, FCO, IAF Vice President	FAX Term expires 2015; FCO Term expires 2016. FAX, FCO Director since 2001.	Mr. Gilbert is a founding director and shareholder, and Chief Executive of Aberdeen Asset Management PLC, the holding company of the fund management group that was established in 1983. He was President of each Fund from 2004 to 2008. He was Chairman of the Board of FCO and FAX from 2001 to 2005. He was a Director of the Investment Manager from 1991 to 2014, a Director of the Investment Adviser from 2000 to 2014, and a Director of Aberdeen Asset Managers (C.I.) Limited, the Funds’ former investment manager, from 2000 to 2005. He was a Director from 1995 to 2014, and President from 2006 to 2014 of Aberdeen Asset Management Inc., the Funds’ Administrator.	28	None

Independent Directors:

P. Gerald Malone** 48 Barmouth Road Wandsworth, London SW18 2DP United Kingdom Year of Birth: 1950	FAX, FCO Chairman of the Board; FAX, IAF Class II Director; FCO Class I Director	FAX, IAF, FCO Terms expire 2017. FAX Director since 2001; FCO Director since 2005; IAF Director since 2008.	Mr. Malone is, by profession, a solicitor of some 38 years standing. He has served as a Minister of State in the United Kingdom Government. Mr. Malone currently serves as Independent Chairman of one London AIM-listed company (healthcare software) in addition to a privately owned pharmaceutical company. He is Chairman of the Board of Directors of FCO and FAX and Chairman of the Board of Trustees of the Aberdeen Funds.	27	None

Name, Address and Age	Position(s) Held with Fund(s)	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Director	Other Directorships Held by Director During the Past Five Years

Neville J. Miles** † 142 Martins Lane Knockrow NSW 2479 Australia Year of Birth: 1946	IAF Chairman of the Board; FAX, IAF Class I Director; FCO Class III Director	FAX, IAF, FCO Terms expire 2016. FAX, IAF Director since 1996; FCO Director since 1999.	Mr. Miles is, and has been for a period in excess of ten years, Chairman of Ballyshaw Pty. Ltd. (share trading, real estate development and investment). He is Chairman of the Board of Directors of IAF. He also is a non-executive director of a number of Australian companies.	27	None

Moritz Sell** † 1 Crown Court, Cheapside London EC2V 6LR Year of Birth: 1967	IAF Class I Director	IAF Term expires 2016. IAF Director since 2004.	Mr. Sell currently serves as a Senior Advisor to Markston International LLC, an independent investment manager. Mr. Sell was a director, market strategist of Landesbank Berlin AG (banking) and its predecessor, now holding company, Landesbank Berlin Holding AG (formerly named Bankgesellschaft Berlin AG) from 1996 to 2013.	3	None

Interested Director:

Hugh Young†† Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1958	IAF Class II Director	IAF Term expires 2017. IAF Director since 2000.	Mr. Young has been a member of the Executive Management Committee and Director of Aberdeen Asset Management PLC since 1991 and 2011, respectively. He has been Managing Director of Aberdeen Asset Management Asia Limited since 1991.	2	None

*

Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Singapore Fund, Inc., Aberdeen Japan Equity Fund, Inc., The Asia-Tigers Fund, Inc., The India Fund, Inc., Aberdeen Greater China Fund, Inc., , Aberdeen Global Select Opportunities Fund, Inc., Aberdeen Investment Funds (which currently consists of 4 portfolios)and Aberdeen Funds (which currently consists of 24 portfolios) have a common investment manager and/or investment adviser, or an investment adviser that is affiliated with the Investment Manager and Investment Adviser, and may thus be deemed to be part of the same “Fund Complex.”

**	Member of the Nominating and Corporate Governance Committee.

†	Member of the Audit and Valuation Committee.

††	Deemed to be an Interested Director of the Funds because of his affiliation with the Funds’ Investment Manager and Investment Adviser.

ADDITIONAL INFORMATION ABOUT THE DIRECTORS

Each Board believes that each Director’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Directors lead to the conclusion that the Directors possess the requisite experience, qualifications, attributes and skills to serve on their respective Board. Each Board believes that the Directors’ ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with AAMAL, AAM Aus and AAML, as applicable, other service providers, counsel and independent auditors; and to exercise effective business judgment in the performance of their duties, support this conclusion. Each Board has also considered the contributions that each Director can make to the respective Board on which he serves and to the Fund(s). A Director’s ability to perform his duties effectively may have been attained through the Director’s executive, business, consulting, and/or legal positions; experience from service as a Director of the Fund(s) and other funds/portfolios in the Aberdeen complex, other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training or practice; and/or other life experiences. In this regard, the following specific experience, qualifications, attributes and/or skills apply as to each Director in addition to the information set forth in the table above: Mr. Gilbert, Chief Executive Officer and director roles within the Aberdeen complex, board experience with other public companies and investment trusts; Mr. Young, investment management experience in director and executive roles within the Aberdeen complex and director experience with other investment management companies; Mr. Malone, legal background and public service leadership experience, board experience with other public and private companies, and executive and business consulting experience; Mr. Miles, financial services, investment management and executive experience and board experience with various Australian public and private companies; Mr. Potter, financial services, investment management and merchant banking experience, executive and consulting experience, and board experience with public companies and non-profit organizations; Mr. Sacks, accounting background (chartered accountant in Canada and South Africa), treasury experience in banking organizations, investment management and executive experience; Mr. Sell, director and executive experience at an investment banking and trading firm and board experience with another closed-end fund outside of the Aberdeen complex; and Mr. Sheehy, executive experience at venture capital and investment banking firms, as well as board experience at several public and private companies.

Each Board believes that the significance of each Director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience important for one Director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Director, or particular factor, being indicative of Board effectiveness. In its periodic self-assessment of the effectiveness of the Board, each Board considers the complementary individual skills and experience of the individual Directors in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund. References to the qualifications, attributes and skills of Directors are presented pursuant to disclosure requirements of the Securities and Exchange Commission (“SEC”), do not constitute holding out a Board or any Director as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on a Board by reason thereof.

OFFICERS

Name, Address and Age	Positions(s) Held With Fund(s)	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past Five Years

Kenneth Akintewe** Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1980	FAX, FCO Vice President	Since 2014	Currently, Senior Investment Manager for Aberdeen Asset Management Asia Limited. Mr. Akintewe joined Aberdeen in 2002.

Nicholas Bishop** Aberdeen Asset Management Limited Level 6, 201 Kent St Sydney, NSW 2000 Australia Year of Birth: 1975	FAX, FCO Vice President	Since 2014	Currently, Head of Fixed Income in Australia for Aberdeen Asset Management Limited. Mr. Bishop joined Aberdeen in 2007 following Aberdeen’s acquisition of Deutsche Asset Management (Australia) Limited.

Jeffrey Cotton** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1977	FAX, FCO, IAF Chief Compliance Officer; Vice President, Compliance	Since 2011	Currently, Vice President and Head of Compliance – Americas for Aberdeen Asset Management Inc. Mr. Cotton joined Aberdeen in 2010. Prior to joining Aberdeen, Mr. Cotton was a Senior Compliance Officer at Old Mutual Asset Management (2009-2010) supporting its affiliated investment advisers and mutual fund platform. Mr. Cotton was also a VP, Senior Compliance Manager at Bank of America/Columbia Management (2006-2009).

Kevin Daly Aberdeen Asset Managers Limited Bow Bells House, 1 Bread Street London United Kingdom Year of Birth: 1960	FCO Vice President	Since 2008	Currently, Portfolio Manager on Aberdeen’s Emerging Fixed Income Team (since 2007); previously, Credit Market Analyst for Standard & Poor’s London (1997-2007).

Mark Daniels Aberdeen Asset Management Limited Level 6, 201 Kent St Sydney, NSW 2000 Australia Year of Birth: 1955	IAF Vice President	Since 2005	Currently, Investment Director, Equities-Asia (since 2011). Previously, Head of Australian Equities of the Aberdeen Group (asset management group consisting of subsidiaries of Aberdeen Asset Management PLC) (since 2005); Fund Manager of Aberdeen Asset Managers Limited (1990 to 2005).

Name, Address and Age	Positions(s) Held With Fund(s)	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past Five Years

Sharon Ferrari** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1977	FAX, FCO, IAF Assistant Treasurer	Since 2009	Currently, Senior Fund Administration Manager for Aberdeen Asset Management Inc. Ms. Ferrari joined Aberdeen Asset Management Inc. as a Senior Fund Administrator in 2008.

Martin J. Gilbert Aberdeen Asset Management PLC 10 Queen’s Terrace Aberdeen, Scotland AB10 1YG Year of Birth: 1955	FAX, FCO, IAF Vice President	Since 2008	Please see information in the Directors’ chart.

Alan Goodson** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	FAX, FCO, IAF Vice President	Since 2009	Currently, Head of Product – US, overseeing Product Management, Product Development and Investor Services for Aberdeen’s registered and unregistered investment companies in the US and Canada. Mr. Goodson is Vice President of Aberdeen Asset Management Inc. and joined Aberdeen in 2000.

Matthew Keener** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1976	FAX, FCO, IAF Assistant Secretary	Since 2008	Currently, Senior Product Manager for Aberdeen Asset Management Inc. Mr. Keener joined Aberdeen Asset Management Inc. in 2006 as a Fund Administrator.

Megan Kennedy** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	FAX, FCO, IAF Vice President, Secretary	Since 2008	Currently, Head of Product Management for Aberdeen Asset Management Inc. Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005 as a Senior Fund Administrator. Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in 2008.

Name, Address and Age	Positions(s) Held With Fund(s)	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past Five Years

Adam McCabe** Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1979	FAX, FCO Vice President	Since 2011	Currently, Head of Asian Fixed Income on the Fixed Income – Asia Pacific desk, responsible for currency and interest rate strategies in Aberdeen’s Asian fixed income portfolios. Mr. McCabe joined Aberdeen in 2009 following the acquisition of certain asset management businesses from Credit Suisse. Mr. McCabe worked for Credit Suisse since 2001, where he was an investment manager responsible for the development and implementation of its Asian currency and interest rate strategies.

Andrea Melia** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1969	FAX, FCO, IAF Treasurer	Since 2009	Currently, Head of Fund Administration – US and Vice President for Aberdeen Asset Management Inc. Ms. Melia joined Aberdeen Asset Management Inc. in 2009. Prior to joining Aberdeen, Ms. Melia was Director of fund administration and accounting oversight for Princeton Administrators LLC, a division of BlackRock Inc. and had worked with Princeton Administrators since 1992.

Jennifer Nichols** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1978	FAX, FCO, IAF Vice President	Since 2008	Currently, Global Head of Legal for Aberdeen Asset Management PLC. Director and Vice President for Aberdeen Asset Management Inc. (since 2006).

Patrick O’Donnell Aberdeen Asset Managers Limited Bow Bells House, 1 Bread Street London United Kingdom Year of Birth: 1973	FCO Vice President	Since 2013	Currently, Portfolio Manager for Aberdeen’s Euro Fixed Income Team. Previously, analyst and Derivatives Trader for Aberdeen (from 2005-2011).

Christian Pittard** Aberdeen Asset Managers Limited Bow Bells House, 1 Bread Street London United Kingdom Year of Birth: 1973	FAX, FCO, IAF President	Since 2009	Currently, Group Head of Product Development, for Aberdeen Asset Management PLC. Previously, Director and Vice President (2006-2008), Chief Executive Officer (from 2005 to 2006) and employee (since 2005) of Aberdeen Asset Management Inc.

Name, Address and Age	Positions(s) Held With Fund(s)	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past Five Years

Victor Rodriguez** Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1971	FAX, FCO Vice President	Since 2009	Currently, Head of Asia-Pacific Fixed Income for Aberdeen Asset Management Limited. Mr. Rodriguez joined Aberdeen Asset Management Limited in 2009 following the acquisition of Credit Suisse Asset Management (Australia) Limited.

Sofia Rosala** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	FAX, FCO, IAF Vice President and Deputy Chief Compliance Officer	Since 2014	Currently, Deputy Fund Chief Compliance Officer and U.S. Counsel for Aberdeen Asset Management Inc. (since 2012). Prior to joining Aberdeen, Ms. Rosala was Counsel for Vertex, Inc. from 2011 to 2012. She was also an Associate attorney with Morgan, Lewis and Bockius from 2008-2011.

Lucia Sitar** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1971	FAX, FCO, IAF Vice President	Since 2008	Currently, Managing U.S. Counsel for Aberdeen Asset Management Inc. Ms. Sitar joined Aberdeen Asset Management Inc. in 2007 as U.S. Counsel.

*	Officers hold their positions with the Fund(s) until a successor has been duly elected and qualifies. Officers are elected annually by each Board.

**

Messrs. Akintewe, Bishop, Cotton, Goodson, Keener, McCabe, Pittard and Rodriguez and Mses. Ferrari, Kennedy, Melia, Nichols, Rosala and Sitar hold officer position(s) in one or more of the following: Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Singapore Fund, Inc., Aberdeen Japan Equity Fund, Inc., The Asia Tigers Fund, Inc., The India Fund, Inc., Aberdeen Greater China Fund, Inc., Aberdeen Global Select Opportunities Fund, Inc., Aberdeen Investment Funds and Aberdeen Funds (which currently consists of 24 portfolios), each of which may also be deemed to be a part of the same “Fund Complex.”

Ownership of Securities

Set forth in the table below is the dollar range of equity securities in each Fund and the aggregate dollar range of equity securities in the Aberdeen Family of Investment Companies (as defined below) beneficially owned by each Director or nominee. The following key relates to the dollar ranges in the chart:

A.	None

B.	$1—$10,000

C.	$10,001—$50,000

D.	$50,001—$100,000

E.	over $100,000

Name of Director or Nominee	Dollar Range of Equity Securities Owned(1)	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Director or Nominee in Aberdeen Family of Investment Companies(2)
Independent Directors:
P. Gerald Malone	FAX: B	C
FCO: C
IAF: B

Neville J. Miles	FAX: B	C
FCO: C
IAF: C

William J. Potter	FAX: B	C
FCO: C
IAF: B

Peter D. Sacks	FAX: D	D
FCO: C
IAF: B

Moritz Sell	IAF: B	D

John T. Sheehy	FAX: B	C
FCO: C
IAF: B
Interested Directors:
Martin Gilbert	FAX: B	C
FCO: C

Hugh Young	IAF: B	C

(1)

This information has been furnished by each Director as of October 31, 2014. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) promulgated under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

(2)

“Aberdeen Family of Investment Companies” means those registered investment companies that are advised by the Investment Manager or an affiliate and that hold themselves out to investors as related companies for purposes of investment and investor services.

As of October 31, 2014, each Fund’s Directors and officers, in the aggregate, owned less than 1% of that Fund’s outstanding equity securities. As of October 31, 2014, none of the Independent Directors or their immediate family members owned any shares of the Investment Manager, Investment Adviser or Sub-Adviser or of any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Investment Manager, Investment Adviser or Sub-Adviser.

Mr. Pittard and Ms. Melia serve as executive officers of the Funds. As of October 31, 2014, Mr. Pittard and Ms. Melia did not own shares of the Funds’ common stock.

BOARD AND COMMITTEE STRUCTURE

The Board of Directors of FAX is composed of five Independent Directors and one Interested Director, Martin J. Gilbert. The Board of Directors of FCO is composed of five Independent Directors and one Interested Director, Martin J. Gilbert. The Board of Directors of IAF is composed of six Independent Directors and one Interested Director, Hugh Young. Each Fund’s bylaws provide that the Board of Directors to be elected by holders of a Fund’s common stock shall be divided into three classes, as nearly equal in number as possible, each of which will serve for three years, with one class being elected each year. FAX’s Articles Supplementary for the Preferred Shares provide for the election of two Directors by holders of the Fund’s preferred stock.

The Boards of FAX and FCO have each appointed Mr. Malone, an Independent Director, as Chairman. The Board of IAF has appointed Mr. Miles, an Independent Director, as Chairman. The Chairman presides at meetings of the Directors, participates in the preparation of the agenda for meetings of the Board, and acts as a liaison between the Directors and management between Board meetings. Except for any duties specified herein, the designation of the Chairman does not impose on such Director any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

Each Board holds regular quarterly meetings each year to consider and address matters involving the respective Fund. Each Board also may hold special meetings to address matters arising between regular meetings. The Independent Directors also meet outside the presence of management in executive session at least quarterly and have engaged separate, independent legal counsel to assist them in performing their oversight responsibilities.

Each Board has established a committee structure that includes an Audit and Valuation Committee, a Contract Review Committee, a Nominating and Corporate Governance Committee, a Cost Review Committee and a Leverage Committee (FAX and FCO only) (each discussed in more detail below) to assist each Board in the oversight and direction of the business affairs of the respective Fund, and from time to time may establish informal ad hoc committees or working groups to review and address the practices of the respective Fund with respect to specific matters. The Committee system facilitates the timely and efficient consideration of matters by the Directors, and facilitates effective oversight of compliance with legal and regulatory requirements and of each Fund’s activities and associated risks. The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations. Each Nominating and Corporate Governance Committee and each Board as a whole also conduct an annual evaluation of the performance of the Board, including consideration of the effectiveness of the Board’s Committee structure. Each Committee is comprised entirely of Independent Directors. Each Committee member is also “independent” within the meaning of the NYSE MKT listing standards. Each Board reviews its structure regularly and believes that its leadership structure, including having a super-majority of Independent Directors, coupled with an Independent Director as Chairman, is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.

Audit and Valuation Committee

Each Fund’s Audit and Valuation Committee, established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), is responsible for the selection and engagement of the Fund’s independent registered public accounting firm (subject to ratification by the Fund’s Independent Directors), pre-approves and reviews both the audit and non–audit work of the Fund’s independent registered public accounting firm, and reviews compliance of the Fund with regulations of the SEC and the Internal Revenue Service, and other related matters. The members of each Fund’s Audit and Valuation Committee are Messrs. Neville J. Miles, Peter D. Sacks, Moritz Sell (IAF only) and John T. Sheehy.

Each Board has adopted an Audit and Valuation Committee Charter for its Audit and Valuation Committee, the current copy of which is attached as Appendix A to the Joint Proxy Statement of the Funds for the 2014 Annual Meeting of Shareholders.

Each Audit and Valuation Committee oversees the activities of its Fund’s Pricing Committee and performs the responsibilities assigned to the Audit and Valuation Committee in the Fund’s Valuation and Liquidity Procedures, such as overseeing the implementation of the Valuation and Liquidity Procedures. Each Board has delegated to its Audit and Valuation Committee the responsibility of determining the fair value of its Fund’s securities or other assets in situations set forth in the Valuation and Liquidity Procedures.

Contract Review Committee

Each Contract Review Committee reviews and makes recommendations to the Board of Directors with respect to entering into, reviewing or amending the Fund’s management agreement, advisory agreement, sub-advisory agreement (if applicable), administration agreement, investor relations services agreement and other agreements. The members of each Fund’s Contract Review Committee are Messrs. P. Gerald Malone, Neville J. Miles, William J. Potter, Peter D. Sacks, Moritz Sell (IAF only) and John T. Sheehy.

Nominating and Corporate Governance Committee; Consideration of Potential Director Nominees

Each Fund’s Nominating and Corporate Governance Committee recommends nominations for membership on the Board and reviews and evaluates the effectiveness of the Board in its role in governing the Fund and overseeing the management of the Fund. It evaluates candidates’ qualifications for Board membership and, with respect to nominees for positions as Independent Directors, their independence from the Fund’s Investment Manager, Investment Adviser and Sub-Adviser, as appropriate, and other principal service providers. Each Nominating and Corporate Governance Committee generally meets twice annually to identify and evaluate nominees for director and makes its recommendations to its respective Board at the time of each Board’s December meeting. Each Nominating and Corporate Governance Committee also periodically reviews director compensation and will recommend any appropriate changes to the Boards as a group. Each Nominating and Corporate Governance Committee also reviews and may make recommendations to its respective Board relating to the effectiveness of the Board in carrying out its responsibilities in governing the Fund and overseeing the management of the Fund. Each Board has adopted a Nominating and Corporate Governance Committee Charter, a copy of which is attached as Appendix B to the Joint Proxy Statement of the Funds for the 2014 Annual Meeting of Shareholders. The members of each Fund’s Nominating and Corporate Governance Committee are Messrs. P. Gerald Malone, Neville J. Miles, William J. Potter and Moritz Sell (IAF only).

Each Nominating and Corporate Governance Committee may take into account a wide variety of factors in considering prospective director candidates, including (but not limited to): (i) availability (including availability to attend to Board business on short notice) and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) reputation; (v) financial expertise; (vi) the candidate’s ability, judgment and expertise; (vii) overall diversity of the Board’s composition; and (viii) commitment to the representation of the interests of the Fund and its shareholders. Each Nominating and Corporate Governance Committee also considers the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with the Investment Manager, Investment Adviser or Sub-Adviser or their affiliates, as appropriate. Each Nominating and Corporate Governance Committee will consider potential director candidates, if any, recommended by its Fund shareholders provided that the proposed candidates: (i) satisfy any minimum qualifications of the Fund for its directors, and (ii) are not “interested persons” of the Fund, as that term is defined in the 1940 Act; and (iii) are “independent” as defined in the listing standards of any exchange on which the Fund’s shares are listed.

While the Nominating and Corporate Governance Committees have not adopted a particular definition of diversity or a particular policy with regard to the consideration of diversity in identifying candidates, when considering a candidate’s and a Board’s diversity, the Committees generally consider the manner in which each candidate’s leadership, independence, interpersonal skills, financial acumen, integrity and professional ethics, educational and professional background, prior director or executive experience, industry knowledge, business judgment and specific experiences or expertise would complement or benefit the Board and, as a whole, contribute to the ability of the Board to oversee the Fund. Each Committee may also consider other factors or attributes as they may determine appropriate in their judgment. Each Committee believes that the significance of each candidate’s background, experience, qualifications, attributes or skills must be considered in the context of the Board as a whole.

Each Fund’s bylaws contain provisions regarding minimum qualifications for directors. These include a requirement that, to qualify as a nominee for a directorship, each candidate, at the time of nomination, other than persons who were directors at the time of the adoption of the minimum qualifications, must possess at least the following specific minimum qualifications: (i) a nominee shall have at least five years’ experience in any of investment management, economics, public accounting or Australian business; (ii) a nominee shall have a college undergraduate or graduate degree in economics, finance, business administration, accounting or engineering, or a professional degree in law, engineering, or medicine, from an accredited university or college in the United States, Australia, the United Kingdom, Canada or New Zealand, or the equivalent degree from an equivalent institution of higher learning in another country; and (iii) a nominee shall not have violated any provision of the U.S. federal or state securities laws, or comparable laws of another country.

Each Fund’s bylaws also contain advance notice provisions and general procedures with respect to the submission of proposals, including the nomination of directors. Shareholders who intend to propose potential director candidates must substantiate compliance with these requirements. Notice of shareholder proposals must be provided to the Fund’s Secretary not earlier than the 150th day and not later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the preceding year’s proxy statement. Any shareholder may obtain a copy of the Funds’ bylaws by calling the Investor Relations department of Aberdeen Asset Management Inc., the Funds’ investor relations services provider, toll-free at 1-800-522-5465 (FAX); 1-866-839-5233 (FCO); 1-866-839-5205 (IAF), or by sending an e-mail to Aberdeen Asset Management Inc. at InvestorRelations@aberdeen-asset.com.

Cost Review Committee

Each Cost Review Committee reviews on an ongoing basis the fees and expenses incurred by the Fund, to ensure that such expenses are commensurate with the services provided. The members of each Fund’s Cost Review Committee are Messrs. Neville J. Miles, Peter D. Sacks and John T. Sheehy.

Leverage Committee

The Leverage Committee monitors the Fund’s leverage and reviews leverage options for the Fund. The members of the FAX and FCO’s Leverage Committee are Messrs. P. Gerald Malone, Peter D. Sacks and John T. Sheehy.

Board Oversight of Risk Management

The Funds are subject to a number of risks, including, among others, investment, compliance, operational and valuation risks. Risk oversight forms part of each Board’s general oversight of the respective Fund and is addressed as part of various Board and Committee activities. Each Board has adopted, and periodically reviews, policies and procedures designed to address these risks. Different processes, procedures and controls are employed with respect to different types of risks. Day-to-day risk management functions are subsumed within the responsibilities of AAMAL, who carries out each Fund’s investment management and business affairs, and also by AAM Aus and AAML, as applicable, and other service providers in connection with the services they provide to the Funds. Each of AAMAL, AAM Aus and AAML, as applicable, and other service providers have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. As part of its regular oversight of each Fund, the respective Board, directly and/or through a Committee, interacts with and reviews reports from, among others, AAMAL, AAM Aus and AAML, as applicable, and each Fund’s other service providers (including the Funds’ transfer agent), the Funds’ Chief Compliance Officer, the Funds’ independent registered public accounting firm, legal counsel to the Funds, and internal auditors, as appropriate, relating to the operations of the Funds. The Boards also require AAMAL to report to the Boards on other matters relating to risk management on a regular and as-needed basis. The Boards recognize that it may not be possible to identify all of the risks that may affect the Funds or to develop processes and controls to eliminate or mitigate their occurrence or effects. Each Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Board and Committee Meetings in Fiscal 2014

During the Funds’ fiscal year ended October 31, 2014, the Boards of FAX and FCO held four regular meetings; the Board of IAF held four regular and two special meetings; the Audit and Valuation Committee of FAX, FCO each held three meetings and the Audit and Valuation Committee of IAF held two meetings; the Nominating and Corporate Governance Committee of FAX, FCO and IAF each held one meeting; the Contract Review Committee of FAX, FCO and IAF each held one meeting; the Cost Review Committee of FAX, FCO and IAF each held one meeting; the Leverage Committee of FAX and FCO each held five meetings. During such period, each incumbent Director attended at least 75% of the aggregate number of meetings of the Board and of Committees of the Board on which he served with the exception of Hugh Young who attended at least 50% of the meetings of the Board on which he served.

Communications with the Board of Directors

Shareholders who wish to communicate with Board members with respect to matters relating to the Funds may address their written correspondence to the Boards as a whole or to individual Board members c/o Aberdeen Asset Management Inc., the Funds’ investor relations service provider, at 1735 Market Street, 32nd Floor, Philadelphia, PA 19103, or via e-mail to the Director(s) c/o Aberdeen Asset Management Inc. at InvestorRelations@aberdeen-asset.com.

Director Attendance at Annual Meetings of Shareholders

Generally, in the event that any of the Funds’ Directors are geographically close to the site of an annual meeting of shareholders at the time of such meeting, one or more of such Directors may attend the meeting. However, since a majority of the Funds’ Directors reside outside of the United States, the Funds recognize that it would be impractical for most Directors to attend such meetings and would create a significant expense for the Funds to require the Directors to attend such meetings. In light of the fact that the residences of most Directors are substantial distances from the location of the annual meetings of shareholders and that, historically, few shareholders have attended the annual meetings in person, the Funds have not established a policy with respect to Director attendance at annual meetings of shareholders. No Directors attended the 2014 Annual Meeting of Shareholders for FAX, FCO and IAF.

REPORTS OF THE AUDIT AND VALUATION COMMITTEES; INFORMATION REGARDING THE FUNDS’ INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Each Audit and Valuation Committee has selected, and each Fund’s Independent Directors have ratified the selection of, KPMG LLP (“KPMG”), 1601 Market Street, Philadelphia, PA 19103, an independent registered public accounting firm, to audit the financial statements of the Funds for the fiscal year ending October 31, 2015. Representatives from KPMG are not expected to be present at the Meetings to make a statement or respond to questions from shareholders. However, such representatives are expected to be available by telephone to respond for questions raised by shareholders, if any, during the Meetings.

Each Audit and Valuation Committee has received from KPMG the written disclosures and the letter required by the Public Company Accounting Oversight Board regarding KPMG’s communications with the Audit and Valuation Committee concerning independence, and have discussed with KPMG its independence. Each Audit and Valuation Committee has also reviewed and discussed the audited financial statements with Fund management and KPMG, and discussed certain matters with KPMG addressed by Statements on Auditing Standards Nos. 61 and 90. Based on the foregoing, each Audit and Valuation Committee recommended to its Board that the Fund’s audited financial statements be included in the respective Fund’s Annual Report to Shareholders for the fiscal year ended October 31, 2014.

The following table sets forth the aggregate fees billed for professional services rendered by KPMG during the Funds’ two most recent fiscal years:

	2014					2013
	FAX	FCO		IAF		FAX		FCO		IAF
Audit Fees	$104,300	$84,850		$54,600		$104,603		$86,518		$53,545
Audit-Related Fees	$0	$5,250	(2)	$41,350	(3)	$27,500	(3)	$27,500	(3)	$30,250	(3)
Tax Fees(1)	$7,140	$7,140		$7,140		$6,700		$6,700		$7,550
All Other Fees	Nil	Nil		Nil		Nil		Nil		Nil

(1)	The Tax Fees are for the completion of the Funds’ federal and state tax returns.

(2)	Amount related to the consent for the filing of the Registrant’s registration statement on February 28, 2014.

(3)	Amounts relate to the public offering of shares.

For the fiscal year ended October 31, 2014, KPMG billed $812,544 for aggregate non-audit fees for services to the Investment Manager and Investment Adviser of the Funds. For the fiscal year ended October 31, 2013, KPMG billed $877,862 for aggregate non-audit fees for services to the Investment Manager and Investment Adviser of the Funds.

All of the services described in the table above were pre-approved by the relevant Audit and Valuation Committee.

Each Audit and Valuation Committee has adopted an Audit and Valuation Committee Charter that provides that the Audit and Valuation Committee shall annually select, retain or terminate the Fund’s independent auditor and, in connection therewith, evaluate the terms of the engagement (including compensation of the auditor) and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the Investment Manager, Investment Adviser or Sub-Adviser, if applicable, and receive the independent auditor’s specific representations as to its independence, delineating all relationships between the independent auditor and the Fund, consistent with the Independent Standards Board (“ISB”) Standard No. 1. Each Audit and Valuation Committee Charter also provides that the Committee shall review in advance, and consider approval of, any and all proposals by Fund management or the Investment Manager that the Fund, Investment Manager or their affiliated persons, employ the independent auditor to render “permissible non-audit services” to the Fund and to consider whether such services are consistent with the independent auditor’s independence.

Each Audit and Valuation Committee has considered whether the provision of non-audit services that were rendered to the Investment Manager, Investment Adviser, or Sub-Adviser, if applicable, and any entity controlling, controlled by, or under common control with these entities that provides ongoing services to the relevant Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence and has concluded that it is.

COMPENSATION

The following table sets forth information regarding compensation of Directors by each Fund and by the Fund Complex of which the Funds are a part for the fiscal year ended October 31, 2014. Officers of the Funds and Directors who are interested persons of the Funds do not receive any compensation directly from the Funds or any other fund in the Fund Complex for performing their duties as officers or Directors, respectively.

Name of Director	Aggregate Compensation from Fund Fiscal Year Ended October 31, 2014			Total Compensation From Fund and Fund Complex Paid To Directors*
	FAX	FCO	IAF

	Independent Directors:

P. Gerald Malone	$62,483	$59,483	$38,891	$264,139	(27)
Neville J. Miles	$43,404	$34,458	$61,295	$226,439	(27)
William J. Potter	$38,891	$41,837	$41,891	$122,620	(3)
Peter D. Sacks	$43,525	$38,525	$40,225	$209,557	(27)
Moritz Sell	N/a	N/a	$38,391	$88,891	(3)
John T. Sheehy	$51,504	$48,504	$48,504	$238,793	(27)

	Interested Directors:

Martin J. Gilbert	N/a	N/a	N/a	N/a	(28)
Hugh Young	N/a	N/a	N/a	N/a	(2)

*	The number in parentheses indicates the total number of funds in the Fund Complex on which the Director serves or served at any time during the fiscal year ended October 31, 2014.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, as applied to the Funds, require the Funds’ officers, Directors, the Investment Manager and Investment Adviser, affiliates of the Investment Manager or Investment Adviser, and persons who beneficially own more than 10% of a registered class of a Fund’s outstanding securities (“Reporting Persons”) to electronically file reports of ownership of that Fund’s securities and changes in such ownership with the SEC and the NYSE MKT. Such persons are required by SEC regulations to furnish the Fund with copies of all such filings.

Based solely on its review of the copies of such forms received by it and written representations from certain Reporting Persons that no year-end reports were required for those persons, and except as provided in the following sentence, each Fund believes that during the fiscal year ended October 31, 2014, its Reporting Persons complied with all applicable filing requirements.

Relationship of Directors or Nominees with the Investment Manager, Investment Adviser, Sub-Adviser and Administrator

Aberdeen Asset Management Asia Limited serves as the Investment Manager to the Funds pursuant to management agreements dated as of April 3, 2009 for FAX, as of June 7, 2006 for FCO, and as of March 8, 2004 for IAF. The Investment Manager is a Singapore corporation with its registered office located at 21 Church Street, #01-01 Capital Square Two, Singapore 049480. Aberdeen Asset Management Limited serves as the Investment Adviser to the Funds pursuant to advisory agreements dated as of April 3, 2009 for FAX, as of June 7, 2006 for FCO, and as of March 8, 2004 for IAF. The Investment Adviser is an Australian corporation with its registered offices located at Level 6, 201 Kent Street, Sydney, NSW 2000, Australia. Aberdeen Asset Managers Limited serves as the Sub-Adviser to FAX and FCO pursuant to sub-advisory agreements each dated March 1, 2012. The Sub-Adviser is a United Kingdom corporation with its registered offices located at Bow Bells House 1 Bread Street, London, United Kingdom, EC4M 9HH. The Investment Manager, Investment Adviser and Sub-Adviser are each wholly-owned subsidiaries of Aberdeen Asset Management PLC (“Aberdeen PLC”), a Scottish company. The registered offices of Aberdeen PLC are located at 10 Queen’s Terrace, Aberdeen, Scotland AB10 1YG. Mr. Martin Gilbert, a Director (FAX and FCO) and Vice President of the Funds, also serves as the Chief Executive and an Executive Director of Aberdeen PLC. Mr. Gilbert is also a shareholder of Aberdeen PLC. Mr. Hugh Young, a Director of IAF, serves as the Managing Director of the Investment Manager and a Director of Aberdeen PLC. Mr. Young is also a shareholder of Aberdeen PLC.

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of the Investment Manager, Investment Adviser and Sub-Adviser, serves as the Funds’ administrator. AAMI is a Delaware corporation with its principal business office located at 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103. AAMI also provides investor relations services to the Funds under an investor relations services agreement. Mr. Goodson and Mmes. Melia and Nichols, who serve as officers of the Funds, are also directors and/or officers of AAMI.

EACH FUND’S BOARD, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE NOMINEES FOR DIRECTOR FOR THE RELEVANT FUND.

ADDITIONAL INFORMATION

Expenses. The expense of preparation, printing and mailing of the enclosed proxy card and accompanying Notice and Joint Proxy Statement will be borne proportionately by each Fund. Each Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of that Fund. In order to obtain the necessary quorum at each Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview. Such solicitation may be conducted by, among others, officers, Directors and employees of the Funds, the Investment Manager, the Investment Adviser, the Sub-Adviser (in the case of FAX and FCO) or the Funds’ Administrator.

AST Fund Solutions, LLC (“AST”) has been retained to assist in the solicitation of proxies and will receive an estimated fee of $3,500 (FAX), $1,100 (FCO) and $2,800 (IAF) and be reimbursed for its reasonable expenses. Total payments to AST are expected to be between $10,000 and $14,000.

Solicitation and Voting of Proxies. Solicitation of proxies is being made primarily by the mailing of this Joint Proxy Statement with its enclosures on or about February 13, 2015. As mentioned above, AST has been engaged to assist in the solicitation of proxies. As the meeting date approaches, certain shareholders of a Fund may receive a call from a representative of AST, if the Fund has not yet received their vote. Authorization to permit AST to execute proxies may be obtained by telephonic instructions from shareholders of a Fund. Proxies that are obtained telephonically will be recorded in accordance with procedures that management of each of the Funds believes are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

Beneficial Owners. To the best of knowledge of FAX and IAF, based upon filings made with the SEC, as of January 31, 2015, no persons or group beneficially owned more than 5% of the voting securities of FAX and IAF. Based upon filings made with the SEC, as of January 31, 2015, the following table shows certain information concerning persons who may be deemed beneficial owners of 5% or more of the shares of FCO because they possessed or shared voting or investment power with respect to FCO’s shares:

Fund	Class	Name and Address	Number of Shares Beneficially Owned	Percentage of Shares
FCO	Common	First Trust Portfolios L.P.	1,829,729	20.29%

Shareholder Proposals. If a shareholder intends to present a proposal, including the nomination of a director, at the Annual Meeting of Shareholders of the Funds to be held in 2016 and desires to have the proposal included in the Funds’ proxy statement and form of proxy for that meeting, the shareholder must deliver the proposal to the Secretary of the Funds at the office of the Funds, 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, and such proposal must be received by the Secretary no later than October 10, 2015.

Shareholders wishing to present proposals, including the nomination of a director, at the Annual Meeting of Shareholders of the Funds to be held in 2016 which they do not wish to be included in the Funds’ proxy materials must send written notice of such proposals to the Secretary of the Funds at the office of the Fund, 1735 Market Street 32nd Floor, Philadelphia, Pennsylvania 19103, and such notice must be received by the Secretary no sooner than September 10, 2015 and no later than 5:00 p.m., Eastern Time, on October 10, 2015 in the form prescribed from time to time in the Funds’ bylaws.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETINGS AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY CARD(S) AND RETURN THEM IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Delivery of Proxy

Unless the Funds have received contrary instructions from shareholders, only one copy of this Joint Proxy Statement may be mailed to households, even if more than one person in a household is a shareholder of record. If a shareholder needs an additional copy of this Joint Proxy Statement, please contact the Funds at 1-800-522-5465 (FAX), 1-866-839-5233 (FCO) or 1-866-839-5205 (IAF). If any shareholder does not want the mailing of this Joint Proxy Statement to be combined with those for other members of its household, please contact the Funds in writing at: 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 or call the Funds at 1-800-522-5465 (FAX), 1-866-839-5233 (FCO) or 1-866-839-5205 (IAF).

Other Business

Management knows of no business to be presented at the Meetings, other than the Proposal set forth in this Joint Proxy Statement, but should any other matter requiring the vote of shareholders arise, the proxies will vote thereon according to their discretion.

By order of the Boards of Directors,

Megan Kennedy, Secretary

Aberdeen Asia-Pacific Income Fund, Inc.

Aberdeen Global Income Fund, Inc.

Aberdeen Australia Equity Fund, Inc.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 712 Fifth Avenue, 49th Floor New York, NY 10019 on March 26, 2015

Please detach at perforation before mailing.

PROXY	ABERDEEN ASIA-PACIFIC INCOME FUND, INC. ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 26, 2015	PROXY

PREFERRED SHARES

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS. The undersigned shareholder(s) of Aberdeen Asia-Pacific Income Fund, Inc., revoking previous proxies, hereby appoints Alan Goodson, Megan Kennedy and Matthew Keener, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Aberdeen Asia-Pacific Income Fund, Inc. which the undersigned is entitled to vote, at the Annual Meeting of Shareholders to be held on Thursday, March 26, 2015, at 10:00 a.m. Eastern Time, at the offices of Aberdeen Asset Management Inc., 712 Fifth Avenue, 49th Floor, New York, New York 10019, and at any adjournment thereof as indicated on the reverse side.

In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement is hereby acknowledged. If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” the nominees for director (Proposals 1 and 2).

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this Proxy. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Signature and Title, if applicable

Signature (if held jointly)

Date	FAX_26374_012015-Pref

PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Aberdeen Asia-Pacific Income Fund, Inc.

Shareholders Meeting to Be Held on Thursday, March 26, 2015, at 10:00 a.m. (Eastern Time)

The Proxy Statement for this meeting is available at: http://www.aberdeenFAX.com

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon the matters set forth in the Notice of Meeting and Proxy Statement dated February 6, 2015 and upon all other such matters as may properly come before the meeting or any adjournment thereof.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NOMINEES FOR DIRECTOR IN PROPOSALS 1 AND 2.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:    ¢

1. Election of Common Share Director. To elect one Class III Director to the Board of Directors.	FOR	WITHHOLD

01. Martin J. Gilbert (Class III Director, 3-year term ending 2018)	☐	☐

2. Election of Preferred Share Director. To elect one Preferred Share Director to the Board of Directors.	FOR	WITHHOLD

01. William J. Potter (Preferred Share Director, term ending 2018)	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE

FAX_26374_012015-Pref

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 712 Fifth Avenue, 49th Floor New York, NY 10019 on March 26, 2015

Please detach at perforation before mailing.

PROXY	ABERDEEN ASIA-PACIFIC INCOME FUND, INC. ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 26, 2015	PROXY

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS. The undersigned shareholder(s) of Aberdeen Asia-Pacific Income Fund, Inc., revoking previous proxies, hereby appoints Alan Goodson, Megan Kennedy and Matthew Keener, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Aberdeen Asia-Pacific Income Fund, Inc. which the undersigned is entitled to vote, at the Annual Meeting of Shareholders to be held on Thursday, March 26, 2015, at 10:00 a.m. Eastern Time, at the offices of Aberdeen Asset Management Inc., 712 Fifth Avenue, 49th Floor, New York, New York 10019, and at any adjournment thereof as indicated on the reverse side.

In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement is hereby acknowledged. If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” the nominee for director (Proposal 1).

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this Proxy. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Signature and Title, if applicable

Signature (if held jointly)

Date	FAX_26374_011415

PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Aberdeen Asia-Pacific Income Fund, Inc.

Shareholders Meeting to Be Held on Thursday, March 26, 2015, at 10:00 a.m. (Eastern Time)

The Proxy Statement for this meeting is available at: http://www.aberdeenFAX.com

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon the matters set forth in the Notice of Meeting and Proxy Statement dated February 6, 2015 and upon all other such matters as may properly come before the meeting or any adjournment thereof.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NOMINEE FOR DIRECTOR IN PROPOSAL 1.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:    ¢

1.	To elect one Class III Director to the Board of Directors to serve until the 2018 Annual Meeting of Shareholders.	FOR	WITHHOLD

	01. Martin J. Gilbert	☐	☐

2.	To transact such other business as may properly come before the Annual Meeting.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

FAX_26374_011415